Exhibit 99.2

Wessex House, 5th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of March 31, 2013

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,
	2013	2012	Change

Gross premiums written	$1,163,699	$1,066,656	9.1%
Net premiums written	952,776	863,611	10.3%
Net premiums earned	752,770	680,312	10.7%
Underwriting income	116,398	67,193	73.2%

Net investment income	$65,672	$74,297	(11.6)%
Per diluted share	0.48	0.54	(11.1)%

Net income available to common shareholders	$250,992	$157,795	59.1%
Per diluted share	1.85	1.14	62.3%

After-tax operating income available to common shareholders (1)	$158,748	$113,660	39.7%
Per diluted share	1.17	0.82	42.7%

Comprehensive income	$199,022	$244,801	(18.7)%

Cash flow from operations	$205,659	$144,821	42.0%

Diluted weighted average common shares and common share equivalents outstanding	135,409,288	137,814,906	(1.7)%

			% Point Change
Underwriting ratios:
Loss ratio	53.1%	58.1%	(5.0)
Acquisition expense ratio	16.9%	17.4%	(0.5)
Other operating expense ratio	14.6%	14.6%	—
Combined ratio	84.6%	90.1%	(5.5)

Financial measures:
Change in book value per common share during period	4.1%	4.9%	(0.8)

Annualized operating return on average common equity	12.9%	10.4%	2.5

Total return on investments (2)
Including effects of foreign exchange	0.50%	1.87%	-137 bps
Excluding effects of foreign exchange	1.01%	1.60%	-59 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011

Gross premiums written	$1,163,699	$813,928	$936,764	$1,051,813	$1,066,656	$699,662
Net premiums written	952,776	613,142	755,249	820,233	863,611	511,124

Net premiums earned	$752,770	$779,481	$748,691	$726,656	$680,312	$673,192
Fee income	538	5,664	1,077	806	543	982
Losses and loss adjustment expenses	(399,403)	(622,506)	(443,871)	(399,693)	(395,207)	(378,067)
Acquisition expenses, net	(127,592)	(133,568)	(128,065)	(128,289)	(118,962)	(123,339)
Other operating expenses	(109,915)	(120,405)	(104,380)	(105,757)	(99,493)	(103,300)
Underwriting income (loss)	116,398	(91,334)	73,452	93,723	67,193	69,468
Net investment income	65,672	73,769	73,221	73,608	74,297	80,467
Net realized gains	58,340	54,849	60,391	34,867	44,121	14,542
Net impairment losses recognized in earnings	(2,246)	(6,035)	(2,379)	(1,951)	(1,023)	(1,959)
Equity in net income (loss) of investment funds accounted for using the equity method	13,823	16,567	24,330	7,787	24,826	(14,702)
Other income (loss)	1,244	(4,189)	(532)	695	(8,068)	(4,848)
Other expenses	(10,268)	(7,346)	(9,049)	(11,944)	(6,979)	(6,777)
Interest expense	(5,898)	(6,187)	(7,378)	(7,439)	(7,521)	(8,087)
Net foreign exchange gains (losses)	24,264	(22,997)	(16,959)	31,689	(20,688)	12,613
Income before income taxes	261,329	7,097	195,097	221,035	166,158	140,717
Income tax (expense) benefit	(4,853)	12,120	(5,441)	(767)	(1,902)	4,615
Net income	256,476	19,217	189,656	220,268	164,256	145,332
Preferred dividends	(5,484)	(5,485)	(5,484)	(7,649)	(6,461)	(6,461)
Loss on repurchase of preferred shares	—	—	—	(10,612)	—	—
Net income available to common shareholders	$250,992	$13,732	$184,172	$202,007	$157,795	$138,871

Underwriting Ratios
Loss ratio	53.1%	79.9%	59.3%	55.0%	58.1%	56.2%
Acquisition expense ratio	16.9%	17.1%	17.0%	17.6%	17.4%	18.2%
Other operating expense ratio	14.6%	15.4%	13.9%	14.6%	14.6%	15.3%
Combined ratio	84.6%	112.4%	90.2%	87.2%	90.1%	89.7%

Net premiums written to gross premiums written	81.9%	75.3%	80.6%	78.0%	81.0%	73.1%

Net income per common share
Basic	$1.92	$0.10	$1.36	$1.50	$1.18	$1.05
Diluted	$1.85	$0.10	$1.33	$1.46	$1.14	$1.01

Weighted average common shares and common share equivalents outstanding
Basic	130,907,902	134,229,078	135,067,360	134,529,129	133,954,623	132,612,528
Diluted	135,409,288	138,270,853	138,696,934	138,211,736	137,814,906	137,473,670

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,890,425	$9,839,988	$9,944,186	$9,556,326	$9,221,145	$9,375,604
Short-term investments available for sale, at fair value	943,414	722,121	845,158	1,087,910	1,112,249	904,219
Investment of funds received under securities lending, at fair value	84,315	42,531	26,279	66,424	41,867	48,419
Equity securities available for sale, at fair value	342,091	312,749	312,371	260,864	318,181	299,584
Other investments available for sale, at fair value	585,277	549,280	477,857	381,576	357,992	238,111
Investments accounted for using the fair value option	902,230	917,466	698,068	496,843	500,283	366,903
TALF investments, at fair value	—	—	270,206	307,453	313,187	387,702
Investments accounted for using the equity method	219,674	307,105	339,587	331,601	347,273	380,507
Total investments	12,967,426	12,691,240	12,913,712	12,488,997	12,212,177	12,001,049
Cash	356,767	371,041	422,440	355,392	422,806	351,699
Accrued investment income	65,023	71,748	68,069	72,095	65,643	70,739
Investment in joint venture	108,038	107,284	109,363	109,240	107,866	107,576
Fixed maturities and short-term investments pledged under securities lending, at fair value	90,801	50,848	34,769	74,032	50,813	56,393
Premiums receivable	870,575	688,873	773,172	834,116	700,137	501,563
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,846,064	1,870,037	1,733,830	1,849,191	1,849,603	1,851,584
Contractholder receivables	908,034	865,728	849,352	787,389	762,031	748,231
Prepaid reinsurance premiums	301,736	298,484	302,513	313,264	261,619	265,696
Deferred acquisition costs, net	306,505	262,822	279,171	272,736	261,467	227,884
Receivable for securities sold	395,958	19,248	894,318	821,527	621,560	462,891
Other assets	540,134	519,409	509,048	518,744	497,061	460,052
Total Assets	$18,757,061	$17,816,762	$18,889,757	$18,496,723	$17,812,783	$17,105,357
Liabilities
Reserve for losses and loss adjustment expenses	$8,835,710	$8,933,292	$8,562,328	$8,546,350	$8,511,323	$8,456,210
Unearned premiums	1,841,870	1,647,978	1,815,524	1,815,135	1,595,712	1,411,872
Reinsurance balances payable	204,233	188,546	172,016	184,763	137,791	133,866
Contractholder payables	908,034	865,728	849,352	787,389	762,031	748,231
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000
TALF borrowings, at fair value	—	—	185,223	235,818	239,551	310,486
Securities lending payable	93,375	52,356	35,707	76,383	52,224	58,546
Payable for securities purchased	594,521	37,788	1,012,060	927,962	742,995	480,230
Other liabilities	543,788	522,196	508,753	502,607	531,700	513,842
Total Liabilities	13,421,531	12,647,884	13,540,963	13,476,407	12,973,327	12,513,283
Commitments and Contingencies
Shareholders’ Equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	561	561	556	556	552	549
Additional paid-in capital	242,492	227,778	211,219	197,625	170,694	161,419
Retained earnings	5,605,353	5,354,361	5,340,629	5,156,457	4,954,450	4,796,655
Accumulated other comprehensive income, net of deferred income tax	229,563	287,017	324,132	193,097	234,468	153,923
Common shares held in treasury, at cost	(1,067,439)	(1,025,839)	(852,742)	(852,419)	(845,708)	(845,472)
Total Shareholders’ Equity	5,335,530	5,168,878	5,348,794	5,020,316	4,839,456	4,592,074
Total Liabilities and Shareholders’ Equity	$18,757,061	$17,816,762	$18,889,757	$18,496,723	$17,812,783	$17,105,357

Common shares outstanding, net of treasury shares	133,063,225	133,842,613	136,540,178	136,291,652	135,441,687	134,358,345
Book value per common share (1)	$37.66	$36.19	$36.79	$34.45	$33.33	$31.76

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Comprehensive Income

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011

Comprehensive Income
Net income	$256,476	$19,217	$189,656	$220,268	$164,256	$145,332
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	9,471	(2,938)	164,733	18,060	94,863	40,476
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(2)	(11)	(265)	(503)	(8)	(1,485)
Reclassification of net realized gains, net of income taxes, included in net income	(38,701)	(39,897)	(47,411)	(43,792)	(27,511)	(29,785)
Foreign currency translation adjustments	(28,222)	5,731	13,978	(15,136)	13,201	(1,859)
Other comprehensive income (loss)	(57,454)	(37,115)	131,035	(41,371)	80,545	7,347
Comprehensive Income (Loss)	$199,022	$(17,898)	$320,691	$178,897	$244,801	$152,679

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011

Non-Cumulative Preferred Shares
Balance at beginning of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Shares issued - Series C	—	—	—	325,000	—	—
Shares repurchased - Series A and B	—	—	—	(325,000)	—	—
Balance at end of period	325,000	325,000	325,000	325,000	325,000	325,000

Common Shares
Balance at beginning of period	561	556	556	552	549	544
Common shares issued, net	—	5	—	4	3	5
Balance at end of period	561	561	556	556	552	549

Additional Paid-in Capital
Balance at beginning of period	227,778	211,219	197,625	170,694	161,419	150,882
Common shares issued, net	—	2,262	8	4,556	(3)	1,857
Issue costs on Series C preferred shares	—	—	—	(9,398)	—	—
Reversal of issue costs on repurchase of preferred shares	—	—	—	10,612	—	—
Exercise of stock options	3,093	6,599	2,797	2,971	1,851	2,926
Amortization of share-based compensation	11,543	7,644	10,729	16,519	7,411	5,700
Other	78	54	60	1,671	16	54
Balance at end of period	242,492	227,778	211,219	197,625	170,694	161,419

Retained Earnings
Balance at beginning of period	5,354,361	5,340,629	5,156,457	4,954,450	4,796,655	4,657,784
Net income	256,476	19,217	189,656	220,268	164,256	145,332
Preferred share dividends	(5,484)	(5,485)	(5,484)	(7,649)	(6,461)	(6,461)
Loss on repurchase of preferred shares	—	—	—	(10,612)	—	—
Balance at end of period	5,605,353	5,354,361	5,340,629	5,156,457	4,954,450	4,796,655

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	287,017	324,132	193,097	234,468	153,923	146,576
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	(29,230)	(42,835)	117,322	(25,732)	67,352	10,691
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(2)	(11)	(265)	(503)	(8)	(1,485)
Foreign currency translation adjustments, net of deferred income tax	(28,222)	5,731	13,978	(15,136)	13,201	(1,859)
Balance at end of period	229,563	287,017	324,132	193,097	234,468	153,923

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,025,839)	(852,742)	(852,419)	(845,708)	(845,472)	(844,887)
Shares repurchased for treasury	(41,600)	(173,097)	(323)	(6,711)	(236)	(585)
Balance at end of period	(1,067,439)	(1,025,839)	(852,742)	(852,419)	(845,708)	(845,472)

Total Shareholders’ Equity	$5,335,530	$5,168,878	$5,348,794	$5,020,316	$4,839,456	$4,592,074

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011
Operating Activities
Net income	$256,476	$19,217	$189,656	$220,268	$164,256	$145,332
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains	(59,504)	(56,844)	(61,950)	(36,681)	(44,072)	(12,940)
Net impairment losses included in earnings	2,246	6,035	2,379	1,951	1,023	1,959
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	23,052	(6,315)	(19,177)	(6,111)	(12,030)	20,776
Share-based compensation	11,543	7,644	10,729	16,519	7,411	5,700
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	(22,182)	215,885	72,346	68,327	39,343	(59,998)
Unearned premiums, net of prepaid reinsurance premiums	200,004	(166,338)	6,556	95,142	181,735	(162,490)
Premiums receivable	(198,814)	84,474	68,881	(83,633)	(190,102)	106,818
Deferred acquisition costs, net	(45,159)	16,851	(5,832)	(13,121)	(32,269)	24,823
Reinsurance balances payable	17,365	23,569	(17,958)	40,310	(3,181)	8,896
Other liabilities	23,811	19,385	24,190	(12,660)	10,134	30,620
Other items, net	(3,179)	26,089	64,863	(37,864)	22,573	145
Net Cash Provided By Operating Activities	205,659	189,652	334,683	252,447	144,821	109,641
Investing Activities
Purchases of fixed maturity investments	(3,970,320)	(4,898,519)	(5,123,575)	(3,952,868)	(3,593,630)	(3,758,854)
Purchases of equity securities	(63,353)	(53,078)	(105,618)	(76,500)	(33,803)	(69,962)
Purchases of other investments	(250,442)	(299,741)	(314,065)	(147,076)	(239,167)	(220,048)
Sales of fixed maturity investments	3,796,638	4,843,768	4,635,352	3,258,254	3,628,932	3,542,629
Sales of equity securities	81,513	49,200	65,932	122,625	75,860	58,386
Sales of other investments	280,010	114,537	112,129	105,815	111,149	147,243
Proceeds from redemptions and maturities of fixed maturities	181,727	248,514	268,288	337,132	261,660	296,408
Net (purchases) sales of short-term investments	(221,444)	113,780	246,746	32,837	(207,444)	(114,854)
Change in investment of securities lending collateral	(41,019)	(16,650)	40,677	(24,159)	6,322	16,150
Purchase of business, net of cash acquired	—	—	—	28,948	—	—
Purchases of furniture, equipment and other	(3,742)	(4,638)	(3,686)	(3,710)	(6,498)	(3,461)
Net Cash Provided By (Used For) Investing Activities	(210,432)	97,173	(177,820)	(318,702)	3,381	(106,363)
Financing Activities
Proceeds from issuance of Series C preferred shares, net	—	—	(26)	315,789	—	—
Repurchase of Series A and B preferred shares	—	—	—	(325,000)	—	—
Purchases of common shares under share repurchase program .	(40,964)	(172,056)	—	—	—	(3)
Proceeds from common shares issued, net	1,280	5,429	1,256	(432)	780	3,245
Repayments of borrowings	—	(186,291)	(50,804)	(3,910)	(69,863)	(3,513)
Change in securities lending collateral	41,019	16,650	(40,677)	24,159	(6,322)	(16,150)
Other	1,084	2,185	1,015	2,876	588	766
Preferred dividends paid	(5,484)	(5,484)	(5,485)	(10,951)	(6,461)	(6,461)
Net Cash Provided By (Used For) Financing Activities	(3,065)	(339,567)	(94,721)	2,531	(81,278)	(22,116)
Effects of exchange rate changes on foreign currency cash	(6,436)	1,343	4,906	(3,690)	4,183	642
Increase (decrease) in cash	(14,274)	(51,399)	67,048	(67,414)	71,107	(18,196)
Cash beginning of period	371,041	422,440	355,392	422,806	351,699	369,895
Cash end of period	$356,767	$371,041	$422,440	$355,392	$422,806	$351,699
Income taxes paid (received), net	$1,304	$(5,917)	$(220)	$1,548	$2,788	$(7,724)
Interest paid	$414	$11,882	$2,202	$12,843	$2,206	$13,047

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; lenders products; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (including excess workers’ compensation, employers’ liability, alternative markets and accident and health business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty (including professional liability, executive assurance and healthcare business); marine and aviation; other specialty (including U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other); property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (including mortgage, life, casualty clash and other).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Three Months Ended March 31, 2013 and 2012

(U.S. Dollars in thousands)	Three Months Ended			Three Months Ended
	March 31, 2013			March 31, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$688,817	$476,205	$1,163,699	$688,113	$379,976	$1,066,656
Net premiums written	504,550	448,226	952,776	490,680	372,931	863,611

Net premiums earned	$444,965	$307,805	$752,770	$441,740	$238,572	$680,312
Fee income	525	13	538	530	13	543
Losses and loss adjustment expenses	(283,467)	(115,936)	(399,403)	(303,164)	(92,043)	(395,207)
Acquisition expenses, net	(70,758)	(56,834)	(127,592)	(73,870)	(45,092)	(118,962)
Other operating expenses	(76,315)	(33,600)	(109,915)	(73,370)	(26,123)	(99,493)
Underwriting income (loss)	$14,950	$101,448	116,398	$(8,134)	$75,327	67,193

Net investment income			65,672			74,297
Net realized gains			58,340			44,121
Net impairment losses recognized in earnings			(2,246)			(1,023)
Equity in net income of investment funds accounted for using the equity method			13,823			24,826
Other income (loss)			1,244			(8,068)
Other expenses			(10,268)			(6,979)
Interest expense			(5,898)			(7,521)
Net foreign exchange gains (losses)			24,264			(20,688)
Income before income taxes			261,329			166,158
Income tax expense			(4,853)			(1,902)

Net income			256,476			164,256
Preferred dividends			(5,484)			(6,461)
Net income available to common shareholders			$250,992			$157,795

Underwriting Ratios
Loss ratio	63.7%	37.7%	53.1%	68.6%	38.6%	58.1%
Acquisition expense ratio (2)	15.8%	18.5%	16.9%	16.6%	18.9%	17.4%
Other operating expense ratio	17.2%	10.9%	14.6%	16.6%	10.9%	14.6%
Combined ratio	96.7%	67.1%	84.6%	101.8%	68.4%	90.1%

Net premiums written to gross premiums written	73.2%	94.1%	81.9%	71.3%	98.1%	81.0%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,
	2013		2012
	Amount	% of Total	Amount	% of Total

Net premiums written
Programs	$100,515	19.9	$81,616	16.6
Property, energy, marine and aviation	83,611	16.6	79,819	16.3
Executive assurance	60,352	12.0	68,378	13.9
Professional liability	55,774	11.1	70,561	14.4
National accounts	45,116	8.9	35,438	7.2
Construction	42,212	8.4	33,653	6.9
Casualty	23,795	4.7	26,973	5.5
Lenders products	21,673	4.3	22,415	4.6
Travel and accident	16,457	3.3	22,836	4.7
Surety	15,256	3.0	12,134	2.5
Healthcare	9,646	1.9	10,635	2.2
Other (1)	30,143	5.9	26,222	5.2
Total	$504,550	100.0	$490,680	100.0
Net premiums earned
Programs	$89,923	20.2	$73,998	16.8
Property, energy, marine and aviation	78,005	17.5	78,494	17.8
Executive assurance	58,154	13.1	58,766	13.3
Professional liability	58,657	13.2	63,256	14.3
National accounts	21,643	4.9	19,136	4.3
Construction	35,239	7.9	31,808	7.2
Casualty	25,823	5.8	29,065	6.6
Lenders products	20,957	4.7	32,153	7.3
Travel and accident	12,905	2.9	16,713	3.8
Surety	13,183	3.0	10,560	2.4
Healthcare	9,007	2.0	8,898	2.0
Other (1)	21,469	4.8	18,893	4.2
Total	$444,965	100.0	$441,740	100.0
Net premiums written by client location
United States	$370,678	73.5	$334,553	68.2
Europe	91,739	18.2	107,631	21.9
Asia and Pacific	21,082	4.2	29,724	6.1
Other	21,051	4.1	18,772	3.8
Total	$504,550	100.0	$490,680	100.0
Net premiums written by underwriting location
United States	$358,292	71.0	$321,559	65.5
Europe	129,531	25.7	152,615	31.1
Other	16,727	3.3	16,506	3.4
Total	$504,550	100.0	$490,680	100.0

(1)     Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011

Gross premiums written	$688,817	$571,157	$658,599	$676,090	$688,113	$540,617
Net premiums written	504,550	386,714	483,356	464,584	490,680	360,739

Net premiums earned	$444,965	$455,668	$456,341	$446,594	$441,740	$422,667
Fee income	525	532	645	628	530	729
Losses and loss adjustment expenses	(283,467)	(383,106)	(307,155)	(290,416)	(303,164)	(282,769)
Acquisition expenses, net	(70,758)	(75,392)	(73,663)	(76,058)	(73,870)	(73,975)
Other operating expenses	(76,315)	(82,123)	(75,379)	(76,617)	(73,370)	(77,593)
Underwriting income (loss)	$14,950	$(84,421)	$789	$4,131	$(8,134)	$(10,941)
Underwriting Ratios
Loss ratio	63.7%	84.1%	67.3%	65.0%	68.6%	66.9%
Acquisition expense ratio (1)	15.8%	16.4%	16.0%	16.9%	16.6%	17.3%
Other operating expense ratio	17.2%	18.0%	16.5%	17.2%	16.6%	18.4%
Combined ratio	96.7%	118.5%	99.8%	99.1%	101.8%	102.6%
Net premiums written
Programs	$100,515	$80,201	$98,052	$92,998	$81,616	$62,874
Property, energy, marine and aviation	83,611	36,215	92,266	86,390	79,819	41,244
Executive assurance	60,352	59,262	63,059	60,205	68,378	59,035
Professional liability	55,774	56,023	68,923	65,198	70,561	54,085
National accounts	45,116	18,047	22,483	4,961	35,438	19,110
Construction	42,212	23,283	23,481	49,784	33,653	22,912
Casualty	23,795	31,034	23,662	30,638	26,973	28,599
Lenders products	21,673	23,838	20,257	20,477	22,415	21,543
Travel and accident	16,457	15,342	22,017	20,294	22,836	13,751
Surety	15,256	13,456	14,958	12,723	12,134	12,734
Healthcare	9,646	9,498	8,722	7,959	10,635	9,303
Other (2)	30,143	20,515	25,476	12,957	26,222	15,549
Total	$504,550	$386,714	$483,356	$464,584	$490,680	$360,739
Net premiums earned
Programs	$89,923	$87,815	$83,978	$80,589	$73,998	$75,085
Property, energy, marine and aviation	78,005	79,135	77,862	77,590	78,494	79,979
Executive assurance	58,154	60,570	61,599	60,856	58,766	56,782
Professional liability	58,657	60,829	66,299	68,017	63,256	62,467
National accounts	21,643	20,301	21,919	18,415	19,136	20,572
Construction	35,239	33,537	32,409	31,692	31,808	28,569
Casualty	25,823	29,255	27,175	28,102	29,065	28,093
Lenders products	20,957	22,003	20,271	21,411	32,153	18,796
Travel and accident	12,905	18,850	21,826	20,661	16,713	15,840
Surety	13,183	13,301	12,643	10,798	10,560	11,847
Healthcare	9,007	9,239	9,565	9,077	8,898	8,825
Other (2)	21,469	20,833	20,795	19,386	18,893	15,812
Total	$444,965	$455,668	$456,341	$446,594	$441,740	$422,667

(1)     The acquisition expense ratio is adjusted to include certain fee income.
(2)     Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,
	2013		2012
	Amount	% of Total	Amount	% of Total

Net premiums written
Other specialty (1)	$111,314	24.8	$95,462	25.6
Casualty (2)	105,545	23.5	83,960	22.5
Property excluding property catastrophe (3)	89,060	19.9	75,493	20.2
Property catastrophe	77,142	17.2	86,574	23.2
Marine and aviation	23,142	5.2	25,617	6.9
Other (4)	42,023	9.4	5,825	1.6
Total	$448,226	100.0	$372,931	100.0
Net premiums earned
Other specialty (1)	$83,497	27.1	$46,148	19.3
Casualty (2)	57,958	18.8	45,943	19.3
Property excluding property catastrophe (3)	64,902	21.1	61,632	25.8
Property catastrophe	64,233	20.9	61,863	25.9
Marine and aviation	20,104	6.5	21,449	9.0
Other (4)	17,111	5.6	1,537	0.7
Total	$307,805	100.0	$238,572	100.0
Net premiums written
Pro rata	$187,851	41.9	$124,746	33.5
Excess of loss	260,375	58.1	248,185	66.5
Total	$448,226	100.0	$372,931	100.0
Net premiums earned
Pro rata	$154,181	50.1	$99,925	41.9
Excess of loss	153,624	49.9	138,647	58.1
Total	$307,805	100.0	$238,572	100.0
Net premiums written by client location
United States	$226,527	50.5	$174,000	46.7
Europe	168,773	37.7	140,358	37.6
Asia and Pacific	20,686	4.6	13,904	3.7
Bermuda	5,201	1.2	29,600	7.9
Other	27,039	6.0	15,069	4.1
Total	$448,226	100.0	$372,931	100.0
Net premiums written by underwriting location
Bermuda	$162,387	36.2	$155,956	41.8
United States	153,593	34.3	129,459	34.7
Ireland	121,296	27.1	78,469	21.0
Other	10,950	2.4	9,047	2.5
Total	$448,226	100.0	$372,931	100.0

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes professional liability, executive assurance and healthcare business.
(3)     Includes facultative business.
(4)     Includes mortgage, life, casualty clash and other.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011

Gross premiums written	$476,205	$245,292	$279,751	$376,981	$379,976	$161,904
Net premiums written	448,226	226,428	271,893	355,649	372,931	150,385

Net premiums earned	$307,805	$323,813	$292,350	$280,062	$238,572	$250,525
Fee income	13	5,132	432	178	13	253
Losses and loss adjustment expenses	(115,936)	(239,400)	(136,716)	(109,277)	(92,043)	(95,298)
Acquisition expenses, net	(56,834)	(58,176)	(54,402)	(52,231)	(45,092)	(49,364)
Other operating expenses	(33,600)	(38,282)	(29,001)	(29,140)	(26,123)	(25,707)
Underwriting income (loss)	$101,448	$(6,913)	$72,663	$89,592	$75,327	$80,409
Underwriting Ratios
Loss ratio	37.7%	73.9%	46.8%	39.0%	38.6%	38.0%
Acquisition expense ratio	18.5%	18.0%	18.6%	18.6%	18.9%	19.7%
Other operating expense ratio	10.9%	11.8%	9.9%	10.4%	10.9%	10.3%
Combined ratio	67.1%	103.7%	75.3%	68.0%	68.4%	68.0%
Net premiums written
Other specialty (1)	$111,314	$59,827	$70,412	$72,261	$95,462	$48,555
Casualty (2)	105,545	50,132	38,273	43,702	83,960	34,968
Property excluding property catastrophe (3)	89,060	55,929	68,627	65,734	75,493	36,430
Property catastrophe	77,142	17,683	50,196	129,224	86,574	11,636
Marine and aviation	23,142	21,038	19,152	18,842	25,617	16,130
Other (4)	42,023	21,819	25,233	25,886	5,825	2,666
Total	$448,226	$226,428	$271,893	$355,649	$372,931	$150,385
Net premiums earned
Other specialty (1)	$83,497	$92,120	$87,330	$78,207	$46,148	$60,891
Casualty (2)	57,958	51,082	48,669	48,565	45,943	47,317
Property excluding property catastrophe (3)	64,902	70,414	63,572	58,720	61,632	60,607
Property catastrophe	64,233	80,271	69,059	68,992	61,863	62,408
Marine and aviation	20,104	18,643	16,853	19,200	21,449	17,361
Other (4)	17,111	11,283	6,867	6,378	1,537	1,941
Total	$307,805	$323,813	$292,350	$280,062	$238,572	$250,525

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes professional liability, executive assurance and healthcare business.
(3)     Includes facultative business.
(4)     Includes mortgage, life, casualty clash and other.

14

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2013		2012		2012		2012		2012

Investable assets:
Fixed maturities available for sale, at fair value	$9,890,425	75.3%	$9,839,988	75.4%	$9,944,186	75.2%	$9,556,326	75.0%	$9,221,145	73.7%
Fixed maturities, at fair value (1)	364,385	2.8%	363,541	2.8%	306,424	2.3%	242,735	1.9%	250,805	2.0%
Fixed maturities pledged under securities lending agreements, at fair value (2)	89,941	0.7%	42,600	0.3%	34,769	0.3%	74,032	0.6%	50,813	0.4%
Total fixed maturities	10,344,751	78.8%	10,246,129	78.5%	10,285,379	77.8%	9,873,093	77.5%	9,522,763	76.2%
Short-term investments available for sale, at fair value	943,414	7.2%	722,121	5.5%	845,158	6.4%	1,087,910	8.5%	1,112,249	8.9%
Short-term investments pledged under securities lending agreements, at fair value (2)	860	—%	8,248	0.1%	—	—%	—	—%	—	—%
Cash	356,767	2.7%	371,041	2.8%	422,440	3.2%	355,392	2.8%	422,806	3.4%
Equity securities available for sale, at fair value	342,091	2.6%	312,749	2.4%	312,371	2.4%	260,864	2.0%	318,181	2.5%
Equity securities, at fair value (1)	—	—%	25,954	0.2%	28,405	0.2%	23,118	0.2%	52,766	0.4%
Other investments available for sale, at fair value	585,277	4.5%	549,280	4.2%	477,857	3.6%	381,576	3.0%	357,992	2.9%
Other investments, at fair value (1)	537,845	4.1%	527,971	4.0%	363,239	2.7%	230,990	1.8%	196,712	1.6%
TALF investments, at fair value (3)	—	—%	—	—%	270,206	2.0%	307,453	2.4%	313,187	2.5%
Investments accounted for using the equity method	219,674	1.7%	307,105	2.4%	339,587	2.6%	331,601	2.6%	347,273	2.8%
Securities sold but not yet purchased (4)	—	—%	(6,924)	(0.1)%	(8,017)	(0.1)%	(9,206)	(0.1)%	(18,831)	(0.2)%
Securities transactions entered into but not settled at the balance sheet date	(198,563)	(1.5)%	(18,540)	(0.1)%	(117,742)	(0.9)%	(106,435)	(0.8)%	(121,435)	(1.0)%
Total investable assets	$13,132,116	100.0%	$13,045,134	100.0%	$13,218,883	100.0%	$12,736,356	100.0%	$12,503,663	100.0%

Investment portfolio metrics (2):
Average effective duration (in years)	2.94		3.06		2.90		3.01		2.75
Average S&P/Moody’s credit ratings (5)	AA-/Aa2		AA-/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Imbedded book yield (6)	2.45%		2.60%		2.80%		2.76%		2.76%

(1)     Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.
(2)     This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(3)    During the 2012 fourth quarter, the Company sold all investments it held under the FRBNY’s TALF program and the related secured financing was extinguished accordingly.
(4)    Represents the Company's obligation to deliver securities that it did not own at the time of sale. Such amounts are included in “other liabilities” on the Company's balance sheet.
(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).
(6)    Calculated before investment expenses.

15

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total

At March 31, 2013
Corporates	$2,729,239	$72,430	$(5,967)	$66,463	$2,662,776	102.5%	26.4%
Non-U.S. government-backed corporates	155,427	4,974	(887)	4,087	151,340	102.7%	1.5%
U.S. government and government agencies	1,151,429	21,512	(463)	21,049	1,130,380	101.9%	11.1%
Agency mortgage-backed securities	1,302,798	6,874	(6,915)	(41)	1,302,839	100.0%	12.6%
Non-agency mortgage-backed securities	402,015	16,375	(2,480)	13,895	388,120	103.6%	3.9%
Agency commercial mortgage-backed securities	283,883	4,387	(2,147)	2,240	281,643	100.8%	2.7%
Non-agency commercial mortgage-backed securities	583,973	23,370	(570)	22,800	561,173	104.1%	5.6%
Municipal bonds	1,442,116	54,533	(1,732)	52,801	1,389,315	103.8%	13.9%
Non-U.S. government securities	1,147,260	24,745	(12,817)	11,928	1,135,332	101.1%	11.1%
Asset-backed securities	1,146,611	24,706	(9,760)	14,946	1,131,665	101.3%	11.1%
Total	$10,344,751	$253,906	$(43,738)	$210,168	$10,134,583	102.1%	100.0%

At December 31, 2012
Corporates	$2,884,687	$98,248	$(6,643)	$91,605	$2,793,082	103.3%	28.2%
Non-U.S. government-backed corporates	247,958	7,550	(67)	7,483	240,475	103.1%	2.4%
U.S. government and government agencies	1,131,688	20,178	(1,095)	19,083	1,112,605	101.7%	11.0%
Agency mortgage-backed securities	1,195,793	10,989	(3,719)	7,270	1,188,523	100.6%	11.7%
Non-agency mortgage-backed securities	336,943	13,820	(3,765)	10,055	326,888	103.1%	3.3%
Agency commercial mortgage-backed securities	195,731	4,910	(2,308)	2,602	193,129	101.3%	1.9%
Non-agency commercial mortgage-backed securities	628,434	32,604	(2,160)	30,444	597,990	105.1%	6.1%
Municipal bonds	1,463,586	62,322	(1,421)	60,901	1,402,685	104.3%	14.3%
Non-U.S. government securities	1,087,310	33,701	(8,860)	24,841	1,062,469	102.3%	10.6%
Asset-backed securities	1,073,999	25,528	(5,838)	19,690	1,054,309	101.9%	10.5%
Total	$10,246,129	$309,850	$(35,876)	$273,974	$9,972,155	102.7%	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2013		2012		2012		2012		2012

Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,738,110	26.5%	$2,523,212	24.6%	$2,837,828	27.6%	$3,043,908	30.8%	$2,850,031	29.9%
AAA	3,211,404	31.0%	3,413,431	33.3%	3,388,660	32.9%	3,325,996	33.7%	3,420,490	35.9%
AA	1,747,704	16.9%	1,563,846	15.3%	1,770,851	17.2%	1,505,032	15.2%	1,383,663	14.5%
A	1,389,885	13.4%	1,501,156	14.7%	1,158,492	11.3%	1,028,772	10.4%	917,925	9.6%
BBB	432,799	4.2%	538,140	5.3%	503,890	4.9%	428,200	4.3%	398,645	4.2%
BB	243,319	2.4%	174,527	1.7%	157,183	1.5%	152,982	1.5%	157,427	1.7%
B	200,515	1.9%	220,772	2.2%	203,416	2.0%	175,613	1.8%	172,360	1.8%
Lower than B	221,488	2.1%	175,866	1.7%	143,518	1.4%	116,846	1.2%	125,134	1.3%
Not rated	159,527	1.5%	135,179	1.3%	121,541	1.2%	95,744	1.0%	97,088	1.0%
Total fixed maturities, at fair value	$10,344,751	100.0%	$10,246,129	100.0%	$10,285,379	100.0%	$9,873,093	100.0%	$9,522,763	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$443,515	4.3%	$472,107	4.6%	$509,898	5.0%	$500,152	5.1%	$545,379	5.7%
Due after one year through five years	3,922,607	37.9%	4,102,503	40.0%	3,633,607	35.3%	3,594,836	36.4%	3,217,368	33.8%
Due after five years through ten years	1,937,761	18.7%	2,042,211	19.9%	2,285,714	22.2%	2,258,783	22.9%	2,261,635	23.7%
Due after 10 years	321,588	3.1%	198,408	1.9%	322,866	3.1%	317,717	3.2%	254,873	2.7%
	6,625,471	64.0%	6,815,229	66.5%	6,752,085	65.6%	6,671,488	67.6%	6,279,255	65.9%
Mortgage-backed securities	1,704,813	16.5%	1,532,736	15.0%	1,873,874	18.2%	1,670,108	16.9%	1,494,968	15.7%
Commercial mortgage-backed securities	867,856	8.4%	824,165	8.0%	824,162	8.0%	961,326	9.7%	1,124,667	11.8%
Asset-backed securities	1,146,611	11.1%	1,073,999	10.5%	835,258	8.1%	570,171	5.8%	623,873	6.6%
Total fixed maturities, at fair value	$10,344,751	100.0%	$10,246,129	100.0%	$10,285,379	100.0%	$9,873,093	100.0%	$9,522,763	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

17

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarized the Company's corporate bonds by sector, excluding guaranteed amounts:

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2013		2012		2012		2012		2012

Sector:
Industrials	$1,489,748	54.6%	$1,543,605	53.5%	$1,375,345	50.9%	$1,237,027	50.1%	$1,171,754	46.3%
Financials	846,627	31.0%	983,276	34.1%	988,052	36.6%	890,529	36.1%	951,924	37.6%
Covered bonds	194,359	7.1%	168,404	5.8%	154,919	5.7%	156,668	6.3%	157,524	6.2%
Utilities	99,939	3.7%	104,441	3.6%	98,926	3.7%	99,050	4.0%	96,544	3.8%
All other (1)	98,566	3.6%	84,961	2.9%	82,350	3.1%	83,943	3.4%	151,813	6.0%
Total fixed maturities, at fair value	$2,729,239	100.0%	$2,884,687	100.0%	$2,699,592	100.0%	$2,467,217	100.0%	$2,529,559	100.0%

Credit quality distribution (2):
AAA	$506,102	18.5%	$525,917	18.2%	$615,869	22.8%	$602,606	24.4%	$697,660	27.6%
AA	427,532	15.7%	438,880	15.2%	414,503	15.4%	361,201	14.6%	357,925	14.1%
A	920,005	33.7%	1,005,942	34.9%	802,275	29.7%	750,155	30.4%	729,460	28.8%
BBB	330,641	12.1%	427,386	14.8%	414,498	15.4%	360,736	14.6%	351,605	13.9%
BB	209,957	7.7%	142,309	4.9%	131,004	4.9%	124,886	5.1%	128,103	5.1%
B	174,286	6.4%	199,823	6.9%	181,306	6.7%	156,240	6.3%	146,256	5.8%
Lower than B	28,266	1.0%	29,339	1.0%	25,044	0.9%	19,581	0.8%	21,470	0.8%
Not rated	132,450	4.9%	115,091	4.0%	115,093	4.3%	91,812	3.7%	97,080	3.8%
Total fixed maturities, at fair value	$2,729,239	100.0%	$2,884,687	100.0%	$2,699,592	100.0%	$2,467,217	100.0%	$2,529,559	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2013, excluding guaranteed amounts and covered bonds:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)

Issuer:
General Electric Co.	$77,998	2.9%	0.6%	AA+/A1
SBA Communications Corp.	47,215	1.7%	0.4%	NR/A2
Crown Castle Int'l Corp.	38,114	1.4%	0.3%	NR/A2
Anheuser-Busch Inbev NV	37,182	1.4%	0.3%	A/A3
Caterpillar Inc.	31,311	1.1%	0.2%	A/A2
Verizon Communications Inc.	28,610	1.0%	0.2%	A-/A2
American Tower Trust I	28,128	1.0%	0.2%	NR/Aaa
Total SA	28,080	1.0%	0.2%	AA-/Aa1
ConocoPhillips	26,979	1.0%	0.2%	A/A1
AT&T Inc.	26,620	1.0%	0.2%	A-/A2
Total	$370,237	13.6%	2.8%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

18

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Mortgage Backed and Commercial Mortgage Backed Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at March 31, 2013, excluding amounts guaranteed by the U.S. government:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,017	AA-	$2,151	106.6%	—%
	2004	9,436	BB-	9,442	100.1%	0.1%
	2005	49,991	CCC+	53,219	106.5%	0.4%
	2006	76,070	CCC+	79,820	104.9%	0.6%
	2007	63,460	C	68,712	108.3%	0.5%
	2008	5,899	CC+	6,373	108.0%	—%
	2009 (6)	11,767	AAA	12,564	106.8%	0.1%
	2010 (6)	22,811	AA+	23,491	103.0%	0.2%
	2012 (6)	75,019	AAA	75,231	100.3%	0.6%
	2013 (6)	71,650	AA+	71,012	99.1%	0.5%
Total non-agency MBS		$388,120	BB+	$402,015	103.6%	3.1%

Non-agency CMBS:	2004	$923	AAA	$871	94.4%	—%
	2005	30,052	AAA	30,028	99.9%	0.2%
	2006	19,840	AA+	19,893	100.3%	0.2%
	2007	28,682	A	30,956	107.9%	0.2%
	2008	300	AA+	311	103.7%	—%
	2009	227	AAA	227	100.0%	—%
	2010	115,892	AAA	124,960	107.8%	1.0%
	2011	138,263	AAA	147,100	106.4%	1.1%
	2012	179,595	AA+	182,104	101.4%	1.4%
	2013	47,399	AAA	47,523	100.3%	0.4%
Total non-agency CMBS		$561,173	AA+	$583,973	104.1%	4.4%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)
Wtd. average loan age (months)	83	69	30
Wtd. average life (months) (2)	16	50	48
Wtd. average loan-to-value % (3)	70.1%	68.2%	62.0%
Total delinquencies (4)	20.5%	19.9%	1.5%
Current credit support % (5)	54.0%	9.8%	30.6%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at March 31, 2013. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 27% to 91%, while the range of loan-to-values on CMBS is 7% to 110%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)	Primarily represents Re-REMICs with an average credit quality of “AAA” from Fitch Ratings.

19

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Asset Backed Securities

The following table provides information on the Company’s asset-backed securities (ABS) at March 31, 2013:

(U.S. Dollars in thousands)		Average	Estimated Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$244,033	AAA	$245,805	100.7%	1.9%
Equipment (2)	250,212	A	251,656	100.6%	1.9%
Loans (3)	214,180	AA+	215,990	100.8%	1.6%
Autos (4)	176,827	AAA	176,372	99.7%	1.3%
Rate reduction bonds (5)	76,567	AAA	79,641	104.0%	0.6%
U.K. securitized (6)	32,344	AAA	32,967	101.9%	0.3%
Commodities (7)	23,000	AA+	23,737	103.2%	0.2%
Home equity (8)	17,180	B-	21,951	127.8%	0.2%
Other	97,342	AA+	98,492	101.2%	0.8%
Total ABS	$1,131,685	AA	$1,146,611	101.3%	8.7%

The effective duration of the total ABS was 1.8 years at March 31, 2013.

(1)      The weighted average credit support % on credit cards is 14%.
(2)      The weighted average credit support % on equipment is 6%.
(3)      The weighted average credit support % on loans is 37%.
(4)      The weighted average credit support % on autos is 30%.
(5)      The weighted average credit support % on rate reduction bonds is 5%.
(6)      The weighted average credit support % on U.K. securitized is 21%.
(7)      The weighted average credit support % on commodities is 6%.
(8)      The weighted average credit support % on home equity is 18%.

The Company’s investment portfolio included $67.7 million par in sub-prime securities at March 31, 2013, with an estimated fair value of $42.9 million and an average credit quality of “B2/BBB+.” Such amounts were primarily in the home equity and CMO sectors with the balance in SBA Loan and other ABS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $5.4 million estimated fair value of sub-prime securities with an average credit quality of “Caa3/CCC-.”

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at March 31, 2013:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets

Composition:
Investment funds accounted for using the equity method	$35,825	8.2%	0.3%
Corporate bonds	94,868	21.7%	0.7%
Term loan investments (1)	306,671	70.1%	2.3%
Total	$437,364	100.0%	3.3%

Currency:
U.S.-denominated	$341,801	78.2%	2.6%
Euro-denominated	95,563	21.8%	0.7%
Total	$437,364	100.0%	3.3%

Sector:
Consumer cyclical	$110,489	25.3%	0.8%
Consumer non-cyclical	96,669	22.1%	0.7%
Industrials	84,869	19.4%	0.6%
Media	51,886	11.9%	0.4%
Basic materials	29,957	6.8%	0.2%
Utilities	21,909	5.0%	0.2%
All other	41,585	9.5%	0.3%
Total	$437,364	100.0%	3.3%

Weighted average rating factor (Moody's)	B2

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at March 31, 2013:

(U.S. Dollars in thousands)		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total

Country (1):
Germany	$128,311	$—	$9,498	$10,079	$8,652	$9,459	$165,999
Finland	87,541	—	244	—	—	—	87,785
Netherlands	3,464	7,907	46,889	—	8,760	19,660	86,680
France	—	1,014	29,693	16,164	5,106	16,195	68,172
Supranational (5)	63,105	—	—	—	—	—	63,105
Luxembourg	—	—	10,197	—	6,947	433	17,577
Ireland	1,622	—	3,804	—	—	1,480	6,906
Belgium	—	—	6,814	—	—	—	6,814
Spain	—	—	1,332	—	3,345	—	4,677
Austria	—	3,433	—	—	—	—	3,433
Italy	823	—	—	—	863	374	2,060
Total	$284,866	$12,354	$108,471	$26,243	$33,673	$47,601	$513,208

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Cyprus, Estonia, Greece, Malta, Portugal, Slovakia or Slovenia at March 31, 2013.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)	Included in “corporate bonds” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

22

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. The loss on repurchase of preferred shares related to the redemption of the Company's Series A and B preferred shares in April 2012 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

23

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation

The following table provides a reconciliation of after-tax operating income (loss) available to common shareholders to net income available to common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011

After-tax operating income (loss) available to common shareholders	$158,748	$(24,667)	$120,247	$141,400	$113,660	$128,891
Net realized gains, net of tax	54,923	51,031	58,904	33,275	40,873	13,464
Net impairment losses recognized in earnings, net of tax	(2,246)	(6,035)	(2,379)	(1,951)	(1,023)	(1,959)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	13,823	16,567	24,330	7,787	24,826	(14,702)
Net foreign exchange gains (losses), net of tax	25,744	(23,164)	(16,930)	32,108	(20,541)	13,177
Loss on repurchase of preferred shares, net of tax	—	—	—	(10,612)	—	—
Net income available to common shareholders	$250,992	$13,732	$184,172	$202,007	$157,795	$138,871

Diluted per common share results:
After-tax operating income (loss) available to common shareholders	$1.17	$(0.18)	$0.87	$1.02	$0.82	$0.94
Net realized gains, net of tax	$0.41	$0.37	$0.42	$0.24	$0.30	$0.10
Net impairment losses recognized in earnings, net of tax	$(0.02)	$(0.04)	$(0.02)	$(0.01)	$(0.01)	$(0.01)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	$0.10	$0.12	$0.18	$0.06	$0.18	$(0.11)
Net foreign exchange gains (losses), net of tax	$0.19	$(0.17)	$(0.12)	$0.23	$(0.15)	$0.09
Loss on repurchase of preferred shares, net of tax	$—	$—	$—	$(0.08)	$—	$—
Net income available to common shareholders	$1.85	$0.10	$1.33	$1.46	$1.14	$1.01

Weighted average common shares and common share equivalents outstanding — diluted	135,409,288	138,270,853	138,696,934	138,211,736	137,814,906	137,473,670

24

Arch Capital Group Ltd. and Subsidiaries
Share Repurchase Activity

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended									Cumulative
	March 31,		December 31,		September 30,	June 30,	March 31,	December 31,		March 31,
	2013		2012		2012	2012	2012	2011		2013

Effect of share repurchases:
Aggregate cost of shares repurchased	$40,964		$172,056		$—	$—	$—	$3		$2,771,053
Shares repurchased	930,759		3,924,306		—	—	—	100		109,613,283
Average price per share repurchased	$44.01		$43.84		$—	$—	$—	$31.51		$25.28

Average book value per common share (1)	$36.93		$36.49		$35.62	$33.89	$32.55	$31.34

Average repurchase price-to-book multiple	1.19	x	1.20	x	—	—	—	1.01	x

Remaining share repurchase authorization (2)	$728,947

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2014. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

25

Arch Capital Group Ltd. and Subsidiaries
Annualized Operating Return on Average Common Equity

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011

After-tax operating income (loss) available to common shareholders	$158,748	$(24,667)	$120,247	$141,400	$113,660	$128,891
Annualized after-tax operating income (loss) available to common shareholders (a)	$634,992	$(98,668)	$480,988	$565,600	$454,640	$515,564

Beginning common shareholders’ equity	$4,843,878	$5,023,794	$4,695,316	$4,514,456	$4,267,074	$4,110,899
Ending common shareholders’ equity	5,010,530	4,843,878	5,023,794	4,695,316	4,514,456	4,267,074
Average common shareholders’ equity (b)	$4,927,204	$4,933,836	$4,859,555	$4,604,886	$4,390,765	$4,188,987

Annualized operating return on average common equity (a)/(b)	12.9%	(2.0)%	9.9%	12.3%	10.4%	12.3%

26

Arch Capital Group Ltd. and Subsidiaries
Capital Structure

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2012	2012	2012	2012	2011

Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	100,000
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%)	$—	$—	$—	$—	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%)	—	—	—	—	125,000	125,000
Series C non-cumulative preferred shares (6.75%)	325,000	325,000	325,000	325,000	—	—
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	5,010,530	4,843,878	5,023,794	4,695,316	4,514,456	4,267,074
Total shareholders’ equity	$5,335,530	$5,168,878	$5,348,794	$5,020,316	$4,839,456	$4,592,074

Total capital	$5,735,530	$5,568,878	$5,748,794	$5,420,316	$5,239,456	$4,992,074

Common shares outstanding, net of treasury shares (b)	133,063,225	133,842,613	136,540,178	136,291,652	135,441,687	134,358,345

Book value per common share (1) (a)/(b)	$37.66	$36.19	$36.79	$34.45	$33.33	$31.76

Leverage ratios:
Senior notes/total capital	5.2%	5.4%	5.2%	5.5%	5.7%	6.0%
Revolving credit agreement borrowings/total capital	1.7%	1.8%	1.7%	1.8%	1.9%	2.0%
Debt/total capital	7.0%	7.2%	7.0%	7.4%	7.6%	8.0%
Preferred/total capital	5.7%	5.8%	5.7%	6.0%	6.2%	6.5%
Debt and preferred/total capital	12.6%	13.0%	12.6%	13.4%	13.8%	14.5%

(1)	Excludes the effects of stock options and restricted stock units outstanding.

27